Exhibit 10.12

Annex A
Option Agreement
Option Agreement

The Democratic Republic of São Tomé e Principé

and

Environmental Remediation Holding Corporation

Annex A
Option Agreement

Annex A
Option Agreement
THIS AGREEMENT is made on the 2nd  of April, 2003

BETWEEN:

(1)	The Democratic Republic of São Tomé Principé (“DRSTP"); and

(2)
Environmental Remediation Holding Corporation a company incorporated in the State of Colorado in the United States of America with a place of business at Suite 1570, 5444 Westheimer, Houston, Texas, USA (“ERHC"),

(each a "Party").

WHEREAS:

(A)	DRSTP and ERHC were party to certain arrangements relating to oil, gas and mineral reserves which were submitted to dispute resolution by arbitration (the "Arbitration").

(B)
In a treaty done on 21 February 2001 (the "Treaty") the Federal Government of Nigeria ("FGN") and DRSTP agreed to jointly develop the natural resources of an area of the exclusive economic zones between their respective territories in respect of which their maritime claims overlap (the "JDZ").

(C)	In the Treaty, FGN and DRSTP agreed to cooperate regarding prior dealings with third persons in respect of any part of the JDZ in an equitable manner.

(D)	DRSTP and ERHC entered into an agreement on 21 May 2001 in order to settle the Arbitration. (the “Agreement”).

(E)	DRSTP and ERHC have now agreed to further arrangements in relation to the JDZ and the MoA on the terms of this agreement (the "Agreement").

THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS

In this Agreement:

"Administration Agreement" means the agreement set out in Annex A;

"Block" means an area designated as an individual unit for the exploration and/or production of hydrocarbon within the JDZ under the JDZ Regulations;

"ERHC Override" means all amounts to which ERHC is entitled pursuant to clause 3.3 of the MoA;

"ERHC Profit OU Share" means all amounts to which ERHC is entitled pursuant to clause 3.1 of the MoA;

"ERHC Signature Bonus Share" means all amounts to which ERHC is entitled pursuant to clause 3.2 of the MoA;

Annex A
Option Agreement

"ERHC Working Interest Option" means the option granted to ERHC pursuant to clause 3.4 of the MoA;

"ExxonMobil" means ExxonMobil Corporation or any affiliate or member of the ExxonMobil group;

"ExxonMobil Agreement" means the agreement between ExxonMobil and DRSTP dated 22nd of February, 2003 pursuant to which ExxonMobil is entitled to certain working interests in the JDZ on a preferential basis;

"ExxonMobil Preferential Working Interest” or EPWT" means a working interest which ExxonMobil is entitled to acquire pursuant to the ExxonMobil Agreement;

"First Licensing Round" means the first Licensing Round held in respect of the JDZ;

"Final Relinquishment Date” means the earlier of the date on which:

(a)	all working interests to whichERHC has rights pursuant to this Agreement have been granted by the JDA to or as directed by ERHC and fully, irrevocably and unconditionally vested in ERHC; or

(b)	the Take-Up Period relating to ERHC's final choice pursuant to Clause 4.1 of this Agreement expires;

"JDA” means the Authority established pursuant to Part Three of the Treaty;

"JMC" means the Joint Ministerial Council established pursuant to Part Two of the Treaty;

"JDZ Regulations" means the Treaty and all laws, regulations, guidelines or similar instruments adopted by the JDA pursuant to the authority given to the JDA and/or the JMC by

"Licensing Round" means any process administered by the JDA in which persons bid and/or apply for and/or are awarded licenses to explore for and/or exploit the hydrocarbon resources of the JDZ;

“Map” means the map set out in Annex B;

“Preferential Working Interests” or “PWI” means a paid working interest acquired by ERHC pursuant to the rights granted in clause 4.1 of this Agreement;

"PSC" means any production sharing agreement or other grant of rights entered into between a person or persons and JDA to explore for and/or exploit hydrocarbon resources and/or to acquire working interests or similar rights in the JDZ;

"Signature Bonus" means any funds payable to the JDA pursuant to the JDZ Regulations to acquire the right to sign a production sharing contract or other grant of rights to explore for and/or exploit the hydrocarbon resources of the JDZ;

Annex A
Option Agreement

"Subsidiary" means any entity in respect of which a Party, or any venture or consortium of which a Party is part, is in a position to exercise control over corporate decision making and function;

"Take-Up Period" means, in respect of any one of the working interests to which ERHC has rights pursuant to clause 4.1, a reasonable time from the date on which the JDA provides a bona fide opportunity as part of a Licensing Round in accordance with the procedure set out in the Administration Agreement for ERHC to exercise any or all such rights;

"Tender Documentation" means the documentation made available relating to a Licensing Round.

2.	INTERPRETATION

2.1	The headings and paragraphs in this Agreement are for ease of reference only and are to be ignored in construing its substantive provisions.

2.2	Words denoting the singular shall include the plural and vice versa.

2 3	A reference to a Party includes its permitted assignees, successors in title and/or any venture or consortium of which it is part.

2.4	$ means United States Dollars.

3.	RELINQUISHMENT OF RIGHTS BY ERHC

ERHC agrees to relinquish its rights pursuant to the MoA in respect of:

(a)	the ERHC Signature Bonus Share;

(b)	the ERHC Profit Oil Share;

(c)	the ERHC Override; and

(d)	the ERHC Working Interest Option,

(together, the "Relinquished Rights”) in accordance with the procedure set out in clause 6.

4.	RIGHTS OF ERHC

4.1	In consideration of the relinquishment by ERHC pursuant to clause 3 and subject to this clause 4, DRSTP grants to ERHC the rights to;

(a)	nominate a Block and acquire a 15% working interest in that Block ("Choice 1 Interest");

(b)	nominate a second Block and acquire a 15% working interest in that Block ("Choice 2 Interest");

Annex A
Option Agreement

(c)	nominate a third Block and acquire a 20% working interest in that Block ("Choice 3 Interest"),

(d)	nominate a fourth Block and acquire a 30% working interest in that Block ("Choice 4 Interest");

(e)	nominate a fifth Block and acquire a 25% working interest in that Block ("Choice 5 Interest"); and

(f)	nominate a sixth Block and acquire 20% working interest in that Block ("Choice 6 Interest"),

all of which will be chosen from Blocks that correlate substantially to the nine Blocks shown on the Map.

4.2
DRSTP and ERHC acknowledge that the rights granted to ERHC pursuant to clause 4.1 of this Agreement are options that, if not exercised, will lapse upon the expiry of their respective Take-Up Periods in accordance with the terms of this Agreement.

Subject to clause 4.4, DRSTP undertakes that the only condition, criteria, restriction or further requirement that ERHC must observe or meet in order to exercise its rights under this Agreement and properly and fully acquire any or all of the working interests referred to in clause 4.1 is payment of the Signature Bonuses in the amounts set out in Column 2 of the table hereunder, as well as all applicable taxes, fees and charges adopted by the JMC and implemented by the JDA in accordance with the procedure set out in the JDZ Regulations. For the avoidance of doubt, ERHC will be beneficiary of not less favourable treatment than the one that is granted to others:

Column 1 Block	Column 2 Signature Bonus Payable
Choice 1 Interest	$0.00
Choice 2 Interest	100% of that proportion of the Signature Bonus for that Block payable in respect of ERHC’s 15% PWI
Choice 3 Interest	$0.00
Choice 4 Interest	$0.00
Choice 5 Interest	$0.00
Choice 6 Interest	100% of that proportion of the Signature Bonus for that Block payable in respect of ERHC’s 20% PWI

Subject to any obligation to purchase an initial 3-D seismic survey from a specified seismic vendor, as may be set out in the terms and conditions of a PSC by the JDA, the Parties agree that ERHC shall have the right to conduct seismic activity in any Block it may select under this Agreement.

Annex A
Option Agreement

4 5
DRSTP agrees that notwithstanding the holding of any Licensing Round the processes set out in the Administration Agreement will be the processes by which ERMC or its nominee will be entitled to acquire full and proper title to each PWI.

4.6	ERHC agrees that it will not exercise its right to acquire:

(a)	the Choice 1 Interest in a Block where ExxonMobil has exercised a right to acquire an EPWI of 40%;

(b)	the Choice 2 Interest in a Block where ExxonMobil has exercised a right to acquire an EPWI of 40%;

(c)	the Choice 3 interest in a Block where ExxonMobil has exercised a right to an EPWI Of either 25% or 40%;

(d)	the Choice 4 Interest in a Block where ExxonMobil has exercised a right to an EPWI of either 25% or 40%;

(e)	the Choice 5 Interest in a Block where ExxonMobil has exercised a right to an EPWI of either 25% or 40%; or

(f)	the Choice 6 Interest in a Block where ExxonMobil has exercised a right to an EPWI of either 25% or 40%,

but nothing in this Agreement will be taken to preclude ERHC from bidding for and/or acquiring interests other than or in addition to a PWI ("Additional Interest") in any Block where ExxonMobil has exercised a right to acquire an EPWI provided that, in respect of the Additional Interest, ERHC follows the normal processes and guidelines for acreage bidding.

5.	JDZ JOlNTAUTHORITY AND JOINT MINISTERIAL COUNCIL

5.1	DRSTP undertakes that:

(a)	this Agreement is approved by the JMC prior to or at the meeting of the JMC where the JMC authorises the First Licensing Round to be carried out;

(b)	evidence which is reasonably satisfactory to ERHC of the approval contemplated by clause 5(a) is provided to ERHC in writing within seven days of being given;

(c)	the execution by the JDA of the Administration Agreement is approved by the JMC prior to or at the meeting of the JMC where the JMC authorises the First Licensing Round to be carried out;

(d)	evidence which is reasonably satisfactory to ERHC of the approval contemplated by clause 5(c) is provided to ERHC within seven days of being given;

(e)	the JDA executes an agreement in the form of the Administration Agreement prior to commencement of the Licensing Round; and

Annex A
Option Agreement

(f)
nothing in the JD2 Regulations or in any other relevant law, regulation, rule, agreement or arrangement prevents, amends, or is in any way inconsistent with the rights granted to ERHC pursuant to this Agreement.

5.2	DRSTP acknowledges that the JDA has continuing obligations to comply with the Administration Agreement and undertakes that the JDA performs all such continuing obligations.

6.	CONTINUANCE OF MoA

The parties agree that:

(a)
relinquishment, because of expiry of a Take-Up Period in respect of a choice of working interest pursuant to clause 4.1, will only occur when ERHC is no longer in a position to exercise a future right in such choice;

(b)
subject to clause 6 (a), upon the vesting in ERHC of, or earlier expiry of the Take-Up Period in relation to, any of the working interests to which ERHC is entitled pursuant to clause 4, the amounts to which ERHC is entitled pursuant to the Relinquished Rights will be reduced by the amounts of any Signature Bonuses waived by DRSTP in relation to such working interests m accordance with this Agreement;

(c)
the Relinquished Rights will only be relinquished in accordance with this clause 6, and prior to the Final Relinquishment Date all rights granted to ERHC pursuant to the MoA which have not been relinquished will continue in full force and effect and be enforceable by ERHC;

(d)	on the Final Relinquishment Date, all rights in the Relinquished Rights which have not been relinquished pursuant to this clause 6 will be relinquished in full by ERHC; and

(e)
following the Final Relinquishment Date, all provisions of the MoA which do not relate to the rights relinquished by ERHC pursuant to this Agreement will remain m full force and effect and, in particular, nothing tn this Agreement is intended to affect or amend the rights granted to ERHC pursuant to the MoA in respect of the exclusive economic zone of DRSTP.

7.	REPRESENTATIONS AND WARRANTIES;

7.1	ERHC represents and warrants that:

(a)	it is a duly formed corporate entity and currently exists in good standing under the laws of its place of incorporation and it has full power and authority to execute this Agreement;

(b)
it has not gone into liquidation, made a general assignment for the benefit of creditors, declared or been declared bankrupt or insolvent by a competent court or had a receiver appointed in respect of the whole or any part of its assets and has no plans to do so; and

Annex A
Option Agreement

(c)	it has access to 2-D seismic survey covering the JDZ under a duly executed Data Use License.

7.2	DRSTP represents, warrants and undertakes that:

(a)	the number, designation, boundaries and respective sizes of the Blocks will not be materially different to those shown on the Map;

(b)	the person or persons executing this Agreement on its behalf have full authority to commit DRSTP to this Agreement;

(c)	no laws, regulations, rules, contracts or agreements are currently in existence that prohibit the enforcement of or conflict with any of the terms of this Agreement;

(d)
neither ExxonMobil nor any of its affiliates has or will be granted any preferential right other than the right to acquire a working interest of 40% in one Block and 25% in each of two further Blocks, and

(e)
neither DRSTP nor the JDA has entered into any contract or agreement, or granted any other rights to another parry (including ExxonMobil) which would hinder or prohibit the implementation and enforcement of, or in any way conflict with, the terms of this Agreement or otherwise diminish ERHC's rights under this Agreement and DRSTP will not, and undertakes that the JDA will not, enter into any such contract or arrangement or grant any such rights.

8.        MISCELLANEOUS

8.1.     DRSTP agrees that:

(a)
should any law, regulation or rule be issued or promulgated into law or any other act or thing be done by DRSTP or the JDA (including without limitation any amendment to the JDZ Regulations or issuance of a new rule in respect of the JDZ) which have the effect of diminishing the economic value of or materially adversely affecting ERHCs rights pursuant to this Agreement or the MoA; and/or

(b)	if the acreage of any Block offered in a Licensing Round is materially less than that indicated on the Map,

DRSTP shall compensate ERHC either financially or through alternative commercial arrangements that are reasonably acceptable to ERHC in order to maintain the economic value to ERHC of such rights both indvidually and in aggregate.

8.2.	This agreement and all negotiations leading to it shall be governed by the laws of England and Wales and tbe courts of England and Wales shall have exclusive jurisdiction.

8.3
ERHC's interest in this Agreement shall be assignable in whole or in part Subsidiary without the consent of DRSTP, however ERHC will give notice of any such assignment to DRSTP within 45 days of such assignment being completed. The prior written consent of DRSTP will be required if an assignment is made to a party which is not a Subsidiary of ERHC, which consent will not be unreasonably withheld or delayed by DRSTP.

Annex A
Option Agreement

8.4	DRSTP undertakes to:

(a)	grant all such approvals, execute ail such documents, permits or agreements, and do all such things and acts as may be necessary to give effect to the intention of this Agreement; and

(b)
it reasonably requested by ERHC in writing, forward to ERHC evidence of such approvals, documents, permits and/or things relevant to its rights and entitlements under this Agreement in a form reasonably satisfactory to ERHC.

8.5	DRSTP acknowledges that the actions being undertaken by it in this Agreement are commercial actions and do not in any way or in any part constitute an Act of State.

9.	CONFIDENTIALITY

9.1
Neither Party nor their agents or employees will divulge the contents of this Agreement or any information relating to it without the consent of the other Party, however this clause will not apply to information which is in the public domain other than as a breach of this Agreement or which is divulged:

(a)	as required by law, regulation, security exchange roles or public listing requirements;

(b)	to a court, arbitrator or tribunal in the course of proceedings to which the discloser is a party;

(c)	to employees, agents or consultants of a Party to the extent that such disclosure is reasonably necessary;

(d)	to prospective or actual commercial partners, investors or financiers (and their employees, agents and consultants) who owe appropriate duties of confidentiality to the discloser; or

(e)	to all potential bidders in a Licensing Round to ensure bidding transparency.

10.	NOTICES

10.1
Any notice or other communication to be given by one Party to the other in connection with this Agreement will be in writing and will be given by letter or facsimile addressed to the recipient and forwarded to the address or facsimile number of such other Party as follows:

Annex A
Option Agreement

DRSTP:

The Honourable Minister
Ministry of Public Works, Infrastructure, Natural Resources and the Environment
P.O. Box 130
Sao Tome
Telephone Number: +239 224 750
Facsimile Number: +239 222 824

ERHC:

The President and Chief Executive Officer
Environmental Remediation Holding Corporation
5444 Westheimer Road
Houston, Texas, 77056
United States of America
Telephone Number: +l 713 626 4700
Facsimile Number: +1 713 626 4704

10.2	Unless actual receipt is proved to have occurred at any other time a notice, communication or information shall be deemed to have been received:

(a)	in the case of delivery by hand, when delivered;

(b)	in the case of a courier, on the fifth day following despatch;

(c)	in the case of post, on the twenty first business day following the day of posting; or

(d)
in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 17.00 hours local time of the recipient on the day of acknowledgement) and in any other case on the day following the day of acknowledgement by the sender's facsimile transmission equipment.

Annex A
Option Agreement

IN WITNESS WHEREOF

Signed by	)
His Excellency, Joaquim Rafael Branco	)
Minister of Public Works, Infrastructure,	)	/s/ Joaquim Rafael Branco
Natural Resources and the Environment	)
for and on behalf of:	)
The Democratic Republic of São Tomé	)
e Principé:

Signed by	)
Mr Chade Mba	)	/s/ Chade Mba
President and Chief Executive Officer	)

for and on behalf of:
Environmental Remediation Holding
Corporation:

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

Administration Agreement

The Nigeria - Sao Tome and Principe Joint Development Authority

And

Environmental Remediation Holding Corporation

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

Administration Agreement

The Nigeria - Sao Tome and Principe Joint Development Authority

And

Environmental Remediation Holding Corporation

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

THIS AGREEMENT is made on	2003

BETWEEN:

(1)
The Nigeria and Sao Tome and Principe Joint Development Authority established by a treaty done on 21 February 2001 between the Federal Government of Nigeria and the Democratic Republic of São Tomé e Principé (the "JDA"); and

(2)
Environmental Remediation Holding Corporation a company incorporated in the State of Colorado in the United States of America with a place of business at Suite 1570, 5444 Westheimer, Houston, Texas, USA ("ERHC"),

(each a "Party").

WHEREAS:

(A)
In a treaty done on 21 February 2001 (the "Treaty") the Federal Government of Nigeria ("FGN") and the Democratic Republic of São Tomé e Principe ("DRSTP") agreed to jointly develop the natural resources of an area of the exclusive economic zones between their respective territories in respect of which their maritime claims overlap (tbe "JDZ").

(B)	In the Treaty, FGN and DRSTP agree to cooperate regarding prior dealings with third persons in respect of any part of the JDZ in an equitable manner.

(C)	DRSTP and ERHC entered into an agreement in relation to prior dealings on 21 May 2001 (the "MoA").

(D)	On 2 April 2003 ERHC and DRSTP agreed to further arrangements in respect of the JDZ and the MoA on the terms of the Option Agreement.

OF)
on [•] the JMC approved the entry by tbe JDA into this agreement with ERHC (the "Agreement") in order to implement and administer ERHC's rights in respect Of tile JDZ pursuant to the MoA and the Option Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS

In this Agreement:

"Block" means an area designated as an individual unit for the exploration and/or production of hydrocarbons within the JDZ under the JDZ Regulations;

"ERHC Selections" means the Blocks in respect of which ERHC wishes to exercise its rights pursuant to the Option Agreement to acquire working interests in the JDZ and in respect of which it has so notified tbe JDA in writing;

"Exercise Notice" means the notice set out in Annex B;

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

"ExxonMobil" means ExxonMobil Corporation or any affiliate or member of the ExxonMobil group or any of their successors or assigns;

"ExxonMobil Agreement” means the agreement between DRSTP and ExxonMobil dated 22 February 2003 pursuant to which ExxonMobil is entitled to acquire certain working interests m the JDZ on a preferential basis;

"ExxonMobil Information Date" means the date on which ExxonMobil first receives information from JDA in order to enable ExxonMobil to exercise its rights pursuant to the ExxonMobil Agreement;

"ExxonMobil Selections" means the Blocks in respect of which ExxonMobil wishes to exercise its rights pursuant to the ExxonMobil Agreement to acquire working interests in the JDZ and in respect of which it has so notified the JDA in writing;

“ExxonMobil Selection Date” means the date on which JDA notifies ERHC in writing of the ExxonMobil Selections;

"Final Information Date" means the date one week after the ExxonMobil Information Date;

“JDZ Regulations" means the Treaty and all laws, regulations, guidelines or similar instruments adopted by JDA pursuant to JDA given to JDA by the Treaty;

“JMC” means the Joint Ministerial Council established pursuant to the Treaty;

"Licensing Round" means any process administered by the JDA in which persons bid and/or apply for and/or are awarded licenses to explore for and/or exploit the hydrocarbon resources of the JDZ;

"Option Agreement" means the agreement between DR5TP and ERHC dated 2 April 2003 pursuant to which ERHC is entitled to acquire certain working interests in the JDZ on a basis preferential to the Licensing Round;

"PSC" means any production sharing agreement or other grant of rights entered into between a person or persons and JDA to explore for and/or exploit hydrocarbon resources and/or to acquire working interests or similar rights in the JDZ;

"Signature Bonus" means amounts payable by a person to JDA to acquire the right to sign a PSC;

"Successful Bid" means the bid made by a person during a Licensing Round to acquire a PSC in respect of a Block which JDA has accepted;

"Tender Documentation" means the documentation made available relating to a  Licensing Round.

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

2.	INTERPRETATION

2.1	The headings and paragraphs in this Agreement are for ease of reference only and are to be ignored in construing its substantive provisions.

2.2	Words denoting the singular shall include the plural and vice versa.

2.3	A reference to a Party includes its permitted assignees and/or successors in title and/or any venture or consortium of which it is part

3.	IMPLEMENTATION OF ERHC'S RIGHTS

3.1	The JDA acknowledges that:

(a)	It is fully aware of the terms and the rights granted to ERHC by DRSTP in respect of the JDZ pursuant to the Option Agreement attached to this Agreement at Annex A;

(b)	ERHC has subject to certain restrictions on choice set out in the Option Agreement been granted rights by DRSTP under the Option Agreement to:

(i)	nominate a Block and acquire a 15% working interest in that Block;

(ii)	nominate a second Block and acquire a 15% working intercest in that Block;

(iii)	ruminate a third Block and acquire a 20% working interest in that Block;

(iv)	nominate a fourth Block and acquire a 30% working interest in that Block;

(v)	nominate a fifth Block and acquires 35% working interest in that Block; and

(vi)	nominate a sixth Block and acquire 20% working interest in that Block;

(c)
Subject to any obligation to purchase 4.4 of the Option Agreement, ERHC will not be subject to any further condition, criteria, restriction or further requirement in order to exercise the rights granted to it pursuant to the Option Agreement and properly and fully acquire any or all of those working interests except the payment of certain Signature Bonuses and applicable taxes, fees and charges as set out in clause 4.3 of the Option Agreement; and

(d)	the arrangements set out in the Option Agreement were approved by the JMC on [•],

and the JDA agrees to do all things necessary to enable ERHC to properly exercise and enjoy the rights granted to it pursuant to the Option Agreement including (but not limited to) observing the provisions of this clause 3.

3.2.
Following the acceptance by it of Successful Bids in respect of every Block for which a PSC is to be awarded during a Licensing Round the JDA will, subject to clause 3.9, so notify ERHC in accordance with clause 3.3 and, contemporaneously with such notification, provide all material information relating to every Successful Bid including (but not limited to) details of:

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

(a)	any Signature Bonus and all other financial payments and commitments;

(b)	all finally agreed terms and conditions of the PSC and any other relevant contractual agreements;

(c)	the identities of all relevant parties and the Block to which each Successful Bid relates; and

(d)	any future work or other commitment.

3.3	The notification and information described in clause 3.2 will be delivered to ERHC by the earlier of:

(a)	ten days from the acceptance by the JDA of the last of the Successful Bids to which clause 3.2 refers; and

(b)	the ExxonMobil Information Date.

3.4
Prior to the Final Information Date, ERHC may at anytime request any further information it reasonably requires from the JDA in respect of any Successful Bid and the JDA will use its beat endeavors to promptly provide such information.

3.5	The JDA will inform ERHC of the ExxonMobil Selections as soon as possible but in any event no later than seven days after receiving them.

3.6
ERHC agrees to notify the JDA of the ERHC Selections by forwarding one notice substantially in the form of the Exercise Notice to the JDA in respect of each of them and the JDA agrees that no further action is required by ERHC in order to properly exercise and enjoy the rights granted to it under the Option Agreement

ERHC may notify the JDA of each of the ERHC Selections together or separately, but in any event will complete this process of notification by the later of:

(a)	the date 45 days after the Final Information Date; and

(b)	the date 15 days after the ExxonMobil Selection Date.

Following receipt by the JDA of an Exercise Notice notifying the JDA of an ERHC Selection, the JDA will within ninety days of such receipt:

(a)
grant all such approvals and/or do all such things as may be necessary for ERHC to obtain title which is proper and effective against all third parties and in respect of the JDZ Regulations to each and all of the interests to which it relates pursuant to the Option Agreement: and

(b)	forward to ERHC evidence of such approvals and/or things in a form reasonably satisfactory to ERHC.

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

3 9
The obligations of the JDA pursuant to clause 3.2 of this Agreement will cease upon the date on which all working interests to which BRHC has rights pursuant to the Option Agreement have been granted by the JDA to or as directed by ERHC and fully, irrevocably and unconditionally vested in ERHC.

3.10	The JDA will include in all Tender Documentation information which is accurate and sufficient to notify all bidders and otherwise interested persons regarding;

(a)	ERHC's rights in respect of the JDZ pursuant to the Option Agreement; and

(b)	the exercise and implementation of those rights pursuant to the Option Agreement and this Agreement.

4.	REPRESENTATIONS AMD WARRANTIES

4.1	ERHC represents that it;

(a)	is a duly formed corporate entity and cuiieutly exists in good standing under the laws of its place of incorporation, and that it has full power and authority to execute this Agreement; and

(b)
has not gone into liquidation, made a general assignment for the benefit of creditors, declared or been declared bankrupt or insolvent by a competent court or had a receiver appointed in respect of the whole or any part of its assets and has no plans to do so.

4.2	The JDA represents, warrants and undertakes that:

(a)
the person or persons executing this Agreement on its behalf has or have full authority to commit the JDA to this Agreement and the obligations set out in it and has or have the requisite approvals of the JMC to do so;

(b)	no obligations of confidentiality to any person or persons do or will prevent or in any way restrict its ability to provide all the information contemplated by clause 3.2 of this Agreement;

(c)	all Successful Bids will be bids which the JDA, acting reasonably, considers to be bona fide and made by technically and financially competent persons;

(d)
none of the JDZ Regulations nor any contracts or agreements to which the JDA is a party are currently in existence, nor have any rights been granted by the JDA to any other person, including ExxonMobil, that would hinder or prohibit the implementation and/or enforcement of, or are in any way inconsistent with, any of the terms of this Agreement;

(e)
in the event that any JDZ Regulations or any other rule, regulation or order are issued or promulgated into law, or any contract, agreement or arrangement is entered into by the JDA, the JDA will ensure that all such JDZ Regulations, rules, regulations, orders, contracts, agreements or arrangements are consistent with rights of ERHC pursuant to this Agreement and Option Agreement; and

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

(f)	it is not, and will not become, subject to any obligations of confidentiality which prevent it front performing any of the provisions of this Agreement.

5.	MISCELLANEOUS

5.1	This agreement and all negotiations leading to it shall be in English language and governed by the laws of England and Wales and the courts of England and Wales shall have exclusive jurisdiction.

5.2
For any dispute arising out of or in connection with the Agreement including any question of existence, validity or termination, the JDA and ERHC shall first make every effort to reach an amicable settlement by direct negotiation.  In case of failure to reach an amicable settlement, the dispute shall be referred to and finally resolved by arbitration under the UNCITRAL arbitration rules. The tribunal shall consist of three arbitrators, one appointed by the JDA, one appointed by ERHC and the third by a unanimous decision of the Parties. The place of arbitration shall be London, England. The tribunal may hold hearings at locations other than London for the convenience of the Parties. The language of arbitration shall be English.  Each Party shall bear its own costs and expenses of arbitration.

5.3
Where ERHC transfers to a technically and financially qualified person any or all of the working interests to which this Agreement relates in accordance with the Option Agreement, the JDA will within fourteen days:

(a)	grant all such approvals and/or do all such things as may be necessary to recognise and give effect to such arrangement or transfer, and

(b)	forward to ERHC and/or the transferee or transferees evidence of such approvals and/or things in a form reasonably satisfactory to ERHC.

5.4	Each Party undertakes to execute all such documents, permits or agreements, end do all such things and acts as may be necessary to give effect to the intention of this Agreement.

5.5
The JDA agrees that if an arrangement of any kind is being negotiated or agreed between DRSTP and ERHC pursuant to clause 8.1 of the Option Agreement, the JDA will co-operate with any reasonable request of ERHC to assist in the resolution of that process, the development of alternative arrangements as contemplated by that provision and the implementation within the JDZ of any relevant arrangements agreed ERHC will bear any out-of-pocket costs and expenses incurred by the JDA in undertaking this process.

5 6
The JDA hereby acknowledges that its undertakings and obligations pursuant to this Agreement do not constitute acts of state, and irrevocably waives any rights of sovereign immunity which it or any of its assets may have in connection with the performance or enforcement of any rights or obligation under this Agreement.

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

6.	NOTICES

6.1
Any notice or other communication to be given by one Party to the other in connection with this Agreement will be addressed to the recipient and forwarded to the address or facsimile number of such other Party as follows:

JDA:

The Chairman of the Executive Board
Joint Development Authority
Plot 110 J Ammu Kano Crescent
Wuse II, Abuja
Nigeria
Telephone Number: 4-234 9 524 1062
Facsimile Number: +234 9 524 1052

ERHC:

The President and Chief Executive Officer
Environmental Remediation Holding Corporation
5444 Westheimer Road
Houston, Texas, 77056 United States of America
Telephone Number: +1 713 626 4700
Facsimile Number: +1 713 6264704

6.2	Any notice, communication or information to be given by any Party to any other Party in connection with this agreement shall be in writing and shall be given by letter or facsimile except that:

(a)	the notification and all information which the JDA provides to ERHC pursuant to clause 3.2 of this Agreement will be forwarded to ERHC by courier unless the Parties agree otherwise; and

(b)	Exercise Notices will be forwarded by ERHC to the JDA by courier unless the parties agree otherwise.

6.3	Unless actual receipt is proved to have occurred at any other time a notice, communication or information shall be deemed to have been received:

(a)	in the case of delivery by hand, when delivered;

(b)	in the case of a courier, on the fifth day following despatch;

(c)	in the case of post on the twenty first business day following the day of posting; or

(d)
in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 17.00 hours local time of the recipient on the day of acknowledgement) and in any other case on the day following the day of acknowledgement by the sender's facsimile transmission equipment.

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

7.	CONFIDENTIALITY

Neither Party nor their agents or employees will divulge the contents of this Agreement or any information relating to it without the consent of the other Party, however this clause will not apply to information which is in the public domain other than as a breach of this Agreement or which is divulged:

(a)	as required by law, regulation, security exchange rules or public listing requirements,

(b)	to a court, arbitrator or tribunal in the course of proceedings to which the discloser is a party;

(c)	to employees, agents or consultants of a Party to the extent that such disclosure is reasonably necessary;

(d)	to prospective or actual commercial partners, investors or financiers (and their employees, agents and consultants) who owe appropriate duties of confidentiality to the discloser; or

(e)	pursuant to clause 3.10 of this Agreement.

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

IN WITNESS WHEREOF

Signed by	)
Dr Tajudeen Umar	)
Chairman of the Executive Board	)

for and on behalf of:
The Joint Development Authority

Signed by	)
Mr Chude Mba	)
President and Chief Executive Officer	)

for and on behalf of:
Enviromental Remediation Holding
Corporation

Witnessed by	)
Mr...	)
Executive Director (Sao Tome and Principe))
The Joint Development Authority

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

Annex A
Option Agreement

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX A

Annex B
Exercise Notice

Exercise Notice

By this notice, Environmental Remediation Holding Corporation ("ERHC") informs the Nigeria-Sao Tome and Principe Joint Development Authority ("the Authority") that it wishes to exercise its rights under the Option Agreement entered into between ERHC and the Democratic Republic of São Tomé e Principé on [               ] and acknowledged and implemented by the Authority pursuant to the Administration Agreement between ERHC and the Authority dated [                ] in respect of:

a  [                ] % working interest

in [                ] Block

in the Nigeria-Sao Tome and Principe Joint Development Zone.

Signed for and on behalf of ERHC: [illegible]
[            ]

Annex A
Option Agreement

OPTION AGREEMENT
ANNEX B
MAP

Annex B
Exercise Notice

Exercise Notice

By this notice, Environmental Remediation Holding Corporation ("ERHC") informs the Nigeria-Sao Tome and Principe Joint Development Authority ("the Authority") that it wishes to exercise its rights under the Option Agreement entered into between ERHC and the Democratic Republic of São Tomé e Principé on [               ] and acknowledged and implemented by the Authority pursuant to the Administration Agreement between ERHC and the Authority dated [                ] in respect of:

a [                 ] % working interest

in [                ] Block

in the Nigeria-Sao Tome and Principe Joint Development Zone.

Signed for and on behalf of ERHC:
[                ]